Schedule of accounts receivable (Details) - USD ($)	Mar. 31, 2023		Dec. 31, 2022		Dec. 31, 2021
Credit Loss [Abstract]
Accounts receivable	$ 1,820,205	[1]	$ 2,048,941	[1],[2]	$ 1,883,115	[2]
Allowance for doubtful accounts	(234,827)		(197,438)		(80,799)
Total accounts receivable, net	$ 1,585,378		$ 1,851,503		$ 1,802,316

[1]	As of March 31, 2022 and December 31, 2021, accounts receivable of up to approximately $0.6 million (SGD 0.8 million) were pledged to the short term loan from United Overseas Bank Limited (See Note 8).
[2]	As of December 31, 2022 and 2021, accounts receivable of up to approximately $0.6 million (SGD 0.8 million) were pledged to the short term loan from United Overseas Bank Limited (See Note 13).